ROPES & GRAY CONSENT




                               CONSENT OF COUNSEL


           We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 2 to the Registration Statement (Nos. 333-45664 and 811-10123) of the The North Country Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                      /s/ Ropes & Gray

                                                      ROPES & GRAY


Washington, D.C.
March 28, 2003




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